CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Redhand International, Inc. for the year ended December 31, 2003, I, Deon Kotze Chief Financial Officer of Redhand International, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Annual Report on Form 10-KSB/A for the year ended December
31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Annual Report on Form 10-
KSB/A for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Redhand International, Inc.



					By: /s/ Deon Kotze
					--------------------------------------
						Deon Kotze
						Chief Financial Officer


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